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                                                                   EXHIBIT 10.12

                         FULL RECOURSE PROMISSORY NOTE
                         ------------- ---------------


$500,000
                                                       Mountain View, California
                                                                 August 20, 1999

      For value received, the undersigned (the "Maker") promises to pay to Cobalt Networks, Inc., a California corporation (the "Company"), or order, at its principal office, the principal sum of Five Hundred Thousand Dollars ($500,000) without interest. Said principal shall be due as follows:

      This Note shall be due and payable on August 20, 2003; provided, however, that this Note shall be due and payable 60 days following the termination of the Maker's employment with the Company.

      All payments are to be made in lawful money of the United States of America. The privilege is reserved to prepay any portion of the Note at any time.

      Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The Maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

      This Note is secured by a pledge of certain shares of the Company's Series B Preferred Stock pursuant to a Security Agreement between the Company and the Maker of even date herewith, and is subject to all the provisions thereof.

      The holder of this Note shall have full recourse against the Maker, and shall not be required to proceed against the collateral security pledged to secure this Note in the event of default.


                                             /s/ Stephen DeWitt
                                     _________________________________________
                                                Stephen DeWitt
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                              SECURITY AGREEMENT
                              ------------------


        THIS SECURITY AGREEMENT is made as of August 20, 1999, between Cobalt Networks, Inc., a California corporation ("Pledgee" or the "Company"), and Stephen DeWitt ("Pledgor").

                                   Recitals
                                   --------

        On August 20, 1999, Pledgee loaned Pledgor $500,000 and Pledgor delivered a promissory note (the "Note") in the total principal amount of $500,000 to Pledgee. The Note and the obligations thereunder are as set forth in that certain Promissory Noted dated August 20, 1999 issued by Pledgor to the Pledgee and are to be secured by 50,000 shares of the Series B Preferred Stock of Pledgee held by Pledgor (the "Stock").

        NOW THEREFORE, it is agreed as follows:

        1.  Creation and Description of Security Interest.  In order to secure
            ---------------------------------------------
Pledgor's obligation to pay the Note in full, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges all of the Stock (herein sometimes referred to as the "Collateral") represented by certificate number SB-4.

        The pledged Stock (together with an executed blank stock assignment for use in transferring all or a portion of the Stock to Pledgee if, as and when required pursuant to this Security Agreement) shall be delivered to the Secretary of Pledgee, or such other person designated by the Company ("Escrow Agent") to be held pursuant to an Escrow Agreement in the form of Exhibit A hereto (the "Escrow Agreement") as security for the repayment of the Note, and any extensions or renewals thereof.

        2.  Pledgor's Representations and Covenants.  To induce Pledgee to enter
            ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

            (a) Payment of Indebtedness.  Pledgor will pay the principal sum of
                -----------------------
the Note secured hereby at the time and in the manner provided in the Note.

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            (b) Encumbrances.  The Stock is not subject to any encumbrances,
                ------------
defenses and liens other than the security interest granted hereunder, and Pledgor will not further encumber the Stock in any manner without the prior written consent of Pledgee.

            (c) Margin Regulations.  In the event that Pledgee's Common Stock
                ------------------
becomes margin-listed by the Federal Reserve Board subsequent to the execution of this Security Agreement, and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendment to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3.  Voting Rights.  During the term of this pledge and so long as all
            -------------
payments of principal are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Stock pledged hereunder.

        4.  Stock Adjustments.  In the event that during the term of the pledge
            -----------------
any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee and Escrow Agent under the terms of this Security Agreement and the Escrow Agreement in the same manner as the Stock originally pledged hereunder. In the event of substitution of such securities, Pledgor and Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Stock" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5.  Warrants and Rights.  In the event that, during the term of this
            -------------------
pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Stock, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Stock then held by Escrow Agent shall be immediately delivered to Escrow Agent, to be held under the terms of this Security Agreement in the same manner as the Stock pledged.

        6.  Default.  Pledgor shall be deemed to be in default of the Note and
            -------
of this Security Agreement in the event:

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            (a)   Payment of principal on the Note shall be delinquent for a period of ten (10) days or more; or

            (b) Pledgor fails to perform any of the covenants contained in this Security Agreement for a period of ten (10) days after written notice thereof from Pledgee.

        In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        7.  Withdrawal or Substitution of Collateral.  Until the Note has been
            ----------------------------------------
paid in full, Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        8.  Term.  The within pledge of Stock shall continue until the payment
            ----
of all indebtedness secured hereby, at which time the remaining pledged Stock shall be promptly delivered to Pledgor, subject to the terms of any other agreement between Pledgor and Pledgee.

        9.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
            ----------
proceeding is instituted by or against him or her, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        10. Escrow Agent Liability.  The liability of the Escrow Agent shall be
            ----------------------
limited as provided in the Escrow Agreement.

        11. Miscellaneous.
            -------------

            (a) Invalidity of Particular Provisions.  Pledgor and Pledgee agree
                -----------------------------------
that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

            (b) Successors or Assigns.  Pledgor and Pledgee agree that all of
                ---------------------
the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used

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herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

            (c) Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of California as applied to contracts between California residents to be wholly performed within the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   "PLEDGEE"

                                   COBALT NETWORKS, INC.
                                   a California corporation



                                   By: /s/ Kenton D. Chow
                                      ------------------------------------------

                                   Title: Chief Financial Officer
                                         ---------------------------------------

                                   "PLEDGOR"


                                             /s/ Stephen DeWitt
                                   ---------------------------------------------
                                                Stephen DeWitt

                                   Address:
                                   _____________________________________________
                                   _____________________________________________

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